Exhibit 10.1

THIRD AMENDMENT

TO

AGREEMENT FOR THE

PURCHASE AND SALE OF PROPERTY

THIS THIRD AMENDMENT TO AGREEMENT FOR THE PURCHASE AND SALE OF PROPERTY (“Amendment”), is made effective as of July 28, 2016, by and between HAWAII FUNDING LLC, a Delaware limited liability company (the “Seller”), DIAMOND RESORTS KONA DEVELOPMENT, LLC, a Delaware limited liability company (the “Buyer”), and DIAMOND RESORTS INTERNATIONAL, INC., a Delaware corporation (the “Co-Acquirer”).

RECITALS:

WHEREAS, Seller, Buyer and Co-Acquirer entered into that certain Agreement for the Purchase and Sale of Property with an Effective Date (as defined therein) of July 28, 2015, as amended by that certain First Amendment to Agreement for the Purchase and Sale of Property dated as of February 25, 2016, and as further amended by that certain Second Amendment to Agreement for the Purchase and Sale of Property dated as of June 30, 2016 (collectively, the “Agreement”);

WHEREAS, the Agreement provides for a Feasibility Period within which Buyer and Seller are to perform certain matters in connection with development of the Project;

WHEREAS, Seller and Buyer are aware of the status of the development of the Project and wish to extend the Feasibility Period; and

WHEREAS, the parties now desire to modify, amend and supplement the terms of the Agreement as provided herein.

NOW, THEREFORE, for and in consideration of these premises and the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.

2. Extension of Feasibility Period. The “Feasibility Period” as defined in Section 4.2 of the Agreement is hereby extended to October 1, 2016. Accordingly, the term “Feasibility Period” as used in the Agreement shall now mean and refer to the period of time commencing on the Effective Date and ending on October 1, 2016.

3. Extension of Termination Outside Date. The “Termination Outside Date” as defined in Section 4.2 of the Agreement is hereby extended to October 8, 2016.

4. Extension Fee. As a condition to the effectiveness of this Amendment, and as additional consideration for the extension of the Feasibility Period hereunder, Buyer shall pay Seller a fee of $200,000 within five (5) Business Days of the date of this Amendment, which fee shall be deemed unconditionally earned in full by Seller as of the date hereof in consideration of the extension of the Feasibility Period and the other terms and conditions contained herein, and notwithstanding anything to the contrary contained in the Agreement, shall not be refundable to Buyer for any reason.

5. Counterparts and Facsimile Signatures. This Amendment may be executed in counterparts, each of which shall be deemed an original. Facsimile copies or PDF copies sent by email of this Amendment and any signatures thereon shall be considered for all purposes as originals.

6. Miscellaneous. Except as expressly modified by this Amendment, the Agreement remains unmodified and in full force and effect. This Amendment along with the Agreement is the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, between the parties with respect to such matters. Any future reference to the Agreement shall be deemed to be a reference to the Agreement, as amended by this Amendment. This Amendment may not be modified or terminated orally or in any manner other than by an agreement in writing signed by all the parties hereto or their respective successors in interest. The foregoing Recitals are hereby incorporated into the Agreement.

[Remainder of page intentionally left blank; signatures follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed in duplicate and their respective seals to be affixed hereunto as of the day, month and year first above written.

BUYER:

DIAMOND RESORTS KONA DEVELOPMENT, LLC, a Delaware limited liability company

By:	/s/ Howard S. Lanznar
Name:	Howard S. Lanznar
Title:	EVP and Chief Administrative Officer

CO-ACQUIRER:

DIAMOND RESORTS INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Howard S. Lanznar
Name:	Howard S. Lanznar
Title:	EVP and Chief Administrative Officer

SELLER:

HAWAII FUNDING LLC,
a Delaware limited liability company

By:	/s/ Steven E. Orbuch
Name:	Steven E. Orbuch
Title:	Authorized Person